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                                                                                                                           EXHIBIT 4

SUBSCRIPTION CERTIFICATE NO.                                                                            SUBSCRIPTION CERTIFICATE FOR
                                                                                                                   SHARES

                                                                SIEBERT FINANCIAL CORP.

THE TERMS AND CONDITIONS OF THE           SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS TO PURCHASE SHARES OF     SUBSCRIPTION PRICE
RIGHTS OFFERING ARE SET FORTH IN                     THE COMMON STOCK OF SIEBERT FINANCIAL CORP.                   $_____ PER SHARE
THE COMPANY'S PROSPECTUS DATED           THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED
JULY _____, 1998 (THE                   BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK     CUSIP 826176  11 7
"PROSPECTUS") AND ARE                         CITY TIME, ON AUGUST _____, 1998 (THE "EXPIRATION DATE").
INCORPORATED HEREIN BY                   THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR
REFERENCE.  COPIES OF THE                  DIVIDED (BUT ONLY INTO CERTIFICATES EVIDENCING A WHOLE NUMBER OF
PROSPECTUS ARE AVAILABLE UPON                      RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.
REQUEST FROM THE COMPANY AND THE
SUBSCRIPTION AGENT.
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NAME AND ADDRESS OF REGISTERED HOLDER:





The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and Instructions relating thereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and Instructions, copies of which are available from the Subscription Agent, before exercising or selling their Rights. IMPORTANT:
Complete appropriate Form and, if applicable, delivery instructions, and SIGN on reverse side.

Date:

                                       [SEAL]
     ---------------------------------         ---------------------------------
              MURIEL F. SIEBERT                       DANIEL IESU
              PRESIDENT AND CHAIR                     SECRETARY

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     RIGHTS  HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER
LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

     FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

     (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share):
     (b) Number of shares subscribed for pursuant to the Oversubscription Privilege (one Right needed to subscribe for each full share) ______
     (c) Total  Subscription  Price  (total  number  of  shares  subscribed  for pursuant to both the Basic Subscription Privilege and the Oversubscription Privilege times the Subscription Price of $______):
         $__________*

     METHOD OF PAYMENT (CHECK ONE)

     |_| CHECK,  BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN  STOCK TRANSFER &
         TRUST COMPANY.
     |_| WIRE  TRANSFER  DIRECTED  TO THE  CHASE  MANHATTAN  BANK;  ACCOUNT  NO.
         323294723; ABA NO. 021000021.

     (c) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

     |_| DELIVER TO ME A NEW SUBSCRIPTION  CERTIFICATE  EVIDENCING THE REMAINING
         RIGHTS TO WHICH I AM ENTITLED.
     |_| DELIVER TO ME A NEW SUBSCRIPTION  CERTIFICATE  EVIDENCING THE REMAINING
         RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).
     |_| SELL THE  REMAINING  UNEXERCISED  RIGHTS IN  ACCORDANCE  WITH MY FORM 3
         INSTRUCTIONS.
     |_| CHECK  HERE IF  RIGHTS  ARE  BEING  EXERCISED  PURSUANT  TO A NOTICE OF
         GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

             Name(s) of Registered Owner(s)_____________________________________
             Window Ticket number (if any)______________________________________
             Date of Execution of Notice of Guaranteed Delivery_________________ Name of Institution which Guaranteed Delivery______________________


     FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER. For value received, Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Tax Identification or Social Security No. of transferee in full):

Name_______________________________________________
Address____________________________________________
___________________________________________________
___________________________________________________
    Tax Identification or Social Security Number

     |_| FORM 3 -  CHECK  HERE TO  SELL  YOUR  UNEXERCISED  RIGHTS  THROUGH  THE
         SUBSCRIPTION AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

         FORM 4 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                                    Name:_______________________________________
                                    Address:____________________________________
                                    ____________________________________________
                                    ____________________________________________
                                                            (including Zip Code)

================================================================================

                                    IMPORTANT

RIGHTS HOLDER SIGN HERE AND, IF RIGHTS ARE BEING SOLD OR EXERCISED, COMPLETE SUBSTITUTE FORM W-8 OR W-9, AS APPLICABLE

________________________________________________________________________________
________________________________________________________________________________
                           (Signature(s) of Holder(s))

Dated:_____________________, 1998

       (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. (See Instructions.)

Name(s)           ______________________________________________________________
                                        (Please Print)
Capacity          ______________________________________________________________
Address           ______________________________________________________________
                  ______________________________________________________________
                                                            (including Zip Code)
Area Code and     Home:_________________________________________________________
Telephone Number  Business:_____________________________________________________

Tax Identification
 or Social
 Security Number  ______________________________________________________________
                  (Complete Substitute Form W-9)

                       GUARANTEE OF SIGNATURE(S)
                       NOTE: SEE PARAGRAPH 5(c) OF INSTRUCTIONS
AUTHORIZED
 SIGNATURE        ______________________________________________________________
NAME              ______________________________________________________________
TITLE             ______________________________________________________________
NAME OF FIRM      ______________________________________________________________
ADDRESS           ______________________________________________________________
AREA CODE AND
 TELEPHONE NUMBER ______________________________________________________________
DATED:            ________________________________________________________, 1998

================================================================================

*

     IF THE AMOUNT ENCLOSED OR TRANSMITTED IS NOT SUFFICIENT TO PAY THE SUBSCRIPTION PRICE FOR ALL SHARES THAT ARE STATED TO BE SUBSCRIBED FOR, OR IF THE NUMBER OF SHARES BEING SUBSCRIBED FOR IS NOT SPECIFIED, THE NUMBER OF SHARES SUBSCRIBED FOR WILL BE ASSUMED TO BE THE MAXIMUM NUMBER THAT COULD BE SUBSCRIBED FOR UPON PAYMENT OF SUCH AMOUNT. IF THE NUMBER OF SHARES TO BE SUBSCRIBED FOR PURSUANT TO THE OVERSUBSCRIPTION PRIVILEGE IS
     NOT SPECIFIED AND THE AMOUNT ENCLOSED OR TRANSMITTED EXCEEDS THE SUBSCRIPTION PRICE FOR ALL SHARES REPRESENTED BY THIS SUBSCRIPTION CERTIFICATE (THE "SUBSCRIPTION EXCESS"), THE PERSON SUBSCRIBING PURSUANT HERETO SHALL BE DEEMED TO HAVE EXERCISED THE OVERSUBSCRIPTION PRIVILEGE TO PURCHASE, TO THE EXTENT AVAILABLE, THE NUMBER OF WHOLE SHARES OF COMMON STOCK EQUAL TO THE QUOTIENT OBTAINED BY DIVIDING THE SUBSCRIPTION EXCESS BY $_____. ANY AMOUNT REMAINING AFTER SUCH DIVISION SHALL BE RETURNED TO THE SUBSCRIBER.